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                                                                    EXHIBIT 23.5


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 14, 1998 with respect to the financial statements of Frontier Media Group, Inc. included in the Registration Statement (Form S-4 No. 333-____) and related Proxy Statement/Prospectus of Qwest Communications International Inc., dated September 30, 1998.



                                        /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
September 30, 1998